Exhibit 99.Section 19(a)

EXHIBIT 4: SECTION 19(a) NOTICE TO FUND’S SHAREHOLDERS

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date: June 30, 2016

Distribution Amount Per Common Share: $0.1167

The following table sets forth the estimated amounts of the current distribution, paid June 30, 2016, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0000	0%	$0.2740	26%
Net Realized ST Cap Gains	$0.1167	100%	$0.6392	61%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.0000	0%	$0.1371	13%
TOTAL (per common share):	$0.1167	100%	$1.0503	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through May 31, 2016(2)	N/A
Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2016	8.67%
Cumulative total return at NAV for the fiscal year, through May 31, 2016(3)	-0.94%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of May 31, 2016(1)	6.50%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$82,086,490, of which $105,403,333 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         FThe Fund’s current fiscal year began on October 1, 2015.

(2)         Inception date was June 26, 2015, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2015 through May 31, 2016.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02EADA        002CSN6DA3

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:  July 29, 2016

Distribution Amount Per Common Share:  $0.1167

The following table sets forth the estimated amounts of the current distribution, paid July 29, 2016, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.1167	100%	$0.3907	33%
Net Realized ST Cap Gains	$0.0000	0%	$0.6392	55%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.0000	0%	$0.1371	12%
TOTAL (per common share):	$0.1167	100%	$1.1670	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through June 30, 2016(2)	-10.15%
Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2016	8.93%
Cumulative total return at NAV for the fiscal year, through June 30, 2016(3)	-2.97%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of June 30, 2016(1)	7.44%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$48,763,007, of which $77,916,550 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2015.

(2)         Inception date was June 26, 2015, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2015 through June 30, 2016.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02EVNB        002CSN6E93

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:  August 31, 2016

Distribution Amount Per Common Share:  $0.1167

The following table sets forth the estimated amounts of the current distribution, paid August 31, 2016, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage Breakdown	Total Cumulative	Percentage Breakdown of the Total Cumulative
	Current Distribution	of Current Distribution	Distributions for the Fiscal Year to Date(1)	Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0000	0%	$0.3907	30%
Net Realized ST Cap Gains	$0.1167	100%	$0.7559	59%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.0000	0%	$0.1371	11%
TOTAL (per common share):	$0.1167	100%	$1.2837	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through July 31, 2016(2)	-3.92%
Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2016	8.44%
Cumulative total return at NAV for the fiscal year, through July 31, 2016(3)	3.46%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of July 31, 2016(1)	7.73%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$36,247,142, of which $72,659,248 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)              The Fund’s current fiscal year began on October 1, 2015.

(2)              Inception date was June 26, 2015, which is the date of the initial public offering.

(3)              Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2015 through July 31, 2016.

Tekla World Healthcare Fund
CUSIP: 87911L108
www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02FFRA        002CSN6F93

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:  September 30, 2016

Distribution Amount Per Common Share:  $0.1167

The following table sets forth the estimated amounts of the current distribution, paid September 30, 2016, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage Breakdown	Total Cumulative	Percentage Breakdown of the Total Cumulative
	Current Distribution	of Current Distribution	Distributions for the Fiscal Year to Date(1)	Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0403	35%	$0.4310	31%
Net Realized ST Cap Gains	$0.0645	55%	$0.8204	58%
Net Realized LT Cap Gains	$0.0119	10%	$0.0119	1%
Return of Capital or Other Capital Source	$0.0000	0%	$0.1371	10%
TOTAL (per common share):	$0.1167	100%	$1.4004	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through August 31, 2016(2)	-5.05%
Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2016	8.65%
Cumulative total return at NAV for the fiscal year, through August 31, 2016(3)	1.70%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of August 31, 2016(1)	8.65%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$38,411,373, of which $78,566,751 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)              The Fund’s current fiscal year began on October 1, 2015.

(2)              Inception date was June 26, 2015, which is the date of the initial public offering.

(3)              Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2015 through August 31, 2016.

Tekla World Healthcare Fund
CUSIP: 87911L108
www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02G0RC        002CSN70EF

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:  October 31, 2016

Distribution Amount Per Common Share:  $0.1167

The following table sets forth the estimated amounts of the current distribution, paid October 31, 2016, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long- term capital gains, return of capital or other capital source. All amounts are expressed per common share.

		Percentage Breakdown	Total Cumulative	Percentage Breakdown of the Total Cumulative
	Current Distribution	of Current Distribution	Distributions for the Fiscal Year to Date(1)	Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0810	69%	$0.0810	69%
Net Realized ST Cap Gains	$0.0357	31%	$0.0357	31%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1167	100%	$0.1167	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through September 30, 2016(2)	-4.64%
Annualized current distribution rate expressed as a percentage of NAV as of September 30, 2016	8.71%
Cumulative total return at NAV for the fiscal year, through September 30, 2016(3)	1.81%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of September 30, 2016(1)	0.73%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$118,181,197, of which $120,913,382 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)              The Fund’s current fiscal year began on October 1, 2016.

(2)              Inception date was June 26, 2015, which is the date of the initial public offering.

(3)              Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2015 through September 30, 2016.

Tekla World Healthcare Fund
CUSIP: 87911L108
www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02GMLC        002CSN72B6

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date: November 30, 2016

Distribution Amount Per Common Share:                $0.1167

The following table sets forth the estimated amounts of the current distribution, paid November 30, 2016, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0366	31%	$0.1176	50%
Net Realized ST Cap Gains	$0.0801	69%	$0.1158	50%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1167	100%	$0.2334	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through October 31, 2016(2)	-10.71%
Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2016	9.63%
Cumulative total return at NAV for the period September 30, 2016 through October 31, 2016(3)	-8.80%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of October 31, 2016(1)	1.61%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized losses on sale of securities is -$136,806,953, of which $142,465,156 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2016.

(2)         Inception date was June 26, 2015, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2016 through October 31, 2016.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02H72C        002CSN744E